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                                  ARMADA FUNDS
                                 (THE "TRUST")


                    SUPPLEMENT DATED OCTOBER 2, 2000 TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 2, 2000


                           A,B,I AND C SHARES OF THE
                     INTERNATIONAL EQUITY FUND (THE "FUND")



Page 5 of the Statement of Additional Information under the headings "Investment Objectives and Policies - Additional Information about the Funds" has been revised as follows:


ARMADA INTERNATIONAL EQUITY FUND
--------------------------------


     The Fund seeks to achieve its investment objective by investing, under normal market conditions, as least 80% of its net assets in equity securities of foreign issuers.